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                                                                   Exhibit 10.19

                         HUGHES ELECTRONICS CORPORATION

                                 FIFTH AMENDMENT
               TO REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY)

     This FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY) (this "Amendment") is dated as of December __, 2001, is entered into by and among HUGHES ELECTRONICS CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Banks"), BANK OF AMERICA, N.A. as the administrative agent for the Banks (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK (as successor to MORGAN GUARANTY TRUST COMPANY OF NEW YORK) as the syndication agent (in such capacity, the "Syndication Agent"), and CITICORP USA, INC. and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK) as documentation agents (the "Documentation Agents"), and is made with reference to the Amended and Restated Revolving Credit Agreement (Multi-Year Facility) dated as November 24, 1999, as amended (the "Credit Agreement"), by and among the Borrower, the lending institutions identified therein, the Administrative Agent, the Syndication Agent and the Documentation Agents. Capitalized terms not defined in this Amendment are defined in the Credit Agreement.

                                    RECITALS

     Because the Borrower and the Banks desire to amend the Credit Agreement as described below, the parties agree as follows:

                                    AGREEMENT

     1.   AMENDMENTS TO THE CREDIT AGREEMENT

          Section 8.5(b) is amended and restated in its entirety to read as follows:

          (b) Leverage Ratio. Borrower shall not permit the Leverage Ratio as at
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     the end of any fiscal quarter set forth below to be greater than the ratio set forth below opposite such fiscal quarter:

                                                           Maximum
              Fiscal Quarters Ending                   Leverage Ratio
              ----------------------                   --------------
                 December 31, 2001                          5.25
                  March 31, 2002                            3.75
                  and thereafter

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     2.   CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment will become effective (the "Amendment Effective Date") only when the Borrower delivers to the Banks (or to the Administrative Agent) this Amendment executed by the Borrower, the Majority Banks, and the Administrative Agent. Borrower must supply enough originally executed copies for each Bank and its counsel.

     3.   BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

          (A) Corporate Power and Authority. Borrower has all requisite
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corporate power and authority to (i) enter into this Amendment, and (ii) carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          (B) Authorization of Agreements. The execution and delivery of this
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Amendment, and the performance of the Amended Agreement, have been duly authorized by all necessary corporate action on the part of the Borrower.

          (C) No Contravention. There is no (i) charter, by-law, or capital
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stock provision of the Borrower, (ii) provision of any indenture or material agreement (written or oral) to which the Borrower is a party or under which the Borrower is obligated, (iii) statute, rule or regulation, or (iv) judgment, decree or order of any court or agency binding on the Borrower that would be contravened by the execution, delivery and performance of any provision, condition, covenant or other term of this Amendment or the Amended Agreement.

          (D) Binding Obligation. This Amendment and the Amended Agreement are
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legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms. Furthermore, any instrument or agreement required by this Amendment or the Amended Agreement, when executed and delivered, will be similarly valid, binding and enforceable.

          (E) Incorporation of Representations and Warranties From Credit
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Agreement. The representations and warranties contained in Section 6 of the
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Credit Agreement (excluding Section 6.6) are and will be true, correct, and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date (except to the extent those representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of the earlier date).

          (F) Absence of Default. After giving effect to this Amendment, no
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event has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment, that would constitute an Event of Default or an Unmatured Event of Default.

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     4.   MISCELLANEOUS

          (A) Reference to and Effect on the Credit Agreement and the Other Loan
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Documents.
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          (i) On and after the Amendment Effective Date, the following words will refer to the Amended Agreement: (a) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or similar terms that refer to the Credit Agreement, and (b) each reference in the other documents entered pursuant to the Credit Agreement to the "Credit Agreement", "thereunder", "thereof" or similar terms that refer to the Credit Agreement.

          (ii) Except for those provisions specifically changed by this Amendment, the Credit Agreement and the other documents entered pursuant to the Credit Agreement will remain in full force and effect, and are hereby ratified and confirmed.

          (iii) Except as expressly provided herein, the execution, delivery and performance of this Amendment does not operate as or constitute a waiver of (a) any provision of the Credit Agreement or any of the other Loan Documents, or (b) any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any of the other Loan Documents.

          (B) Fees and Expenses. The Borrower acknowledges that all costs, fees
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and expenses described in subsection 11.14 of the Credit Agreement that are incurred by the Arranger, the Administrative Agent, and their counsel with respect to this Amendment and the documents and transactions contemplated hereby will be for the account of the Borrower.

          (C) Headings. The section and subsection headings in this Amendment
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are only included for convenience. They are not otherwise a part of this
Amendment, and will not be given any substantive effect.

          (D) California Law. The interpretation, enforcement and effect of this
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Amendment shall in all respects be governed and controlled by, and construed according to, the substantive laws of the State of California.

          (E) Counterparts; Effectiveness. This Amendment may be executed in any
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number of counterparts, and when executed and delivered each counterpart shall be deemed an original. However, all the counterparts together will constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and collated so that they are physically attached to the same document. This Amendment (other than the provisions of Section 1, which become effective as described in Section 2) shall become effective when (i) the Borrower and the Majority Banks execute their respective counterparts, and (ii) the Borrower and the Administrative Agent receive written or telephonic notification that the counterparts have been executed and authorized for delivery.

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BORROWER:                                         HUGHES ELECTRONICS CORPORATION
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                                                  By:___________________________

                                                  Name:
                                                  Title:

                           [Signature pages continue]

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